UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 2, 2008


                              BLUGRASS ENERGY INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-135852
                            (Commission File Number)

                                   20-4952339
                        (IRS Employer Identification No.)

           3751 Appain Way, Suite #75, Lexington, Kentucky 40517-5929
             (Address of principal executive offices and Zip Code)

                                  859-552-6036
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 2, 2008 we appointed Grace Sutherin as Chief Administrative Officer of our company.

GRACE SUTHERIN

Ms. Sutherin will be responsible for the administrative and business operating systems at Blugrass Energy.

Ms. Sutherin brings to Blugrass a solid reputation in both domestic and international business administration and oversight. Her professional experience includes serving as the Director of Finance at the American Chamber of Commerce in Moscow, Russia, Collateral Examiner for Wells Fargo Business Credit, Inc., and Manager over Euro-Asian Projects for Firecreek Global. Her oil and gas experience includes project oversight and development for oilfield acquisition, and due diligence coordination for oil field properties in Kazakhstan and Ukraine.

Ms. Sutherin has a BA from Skidmore College, and has attended the Thunderbird School of Global Management and the Russian School of Norwich University.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BLUGRASS ENERGY INC.


/s/ Leslie A. Schaefer
-------------------------------
Leslie A. Schaefer
President

October 7, 2008


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